Report of
Independent
Auditors


To the
Shareholders
and Board of
Directors of
PaineWebber
Cashfund, Inc.

In planning and
performing our
audit of the
financial
statements of
PaineWebber
Cashfund, Inc.
for the year
ended March
31, 1999, we
considered its
internal control,
including
control
activities for
safeguarding
securities, in
order to
determine our
auditing
procedures for
the purpose of
expressing our
opinion on the
financial
statements and
to comply with
the
requirements of
Form N-SAR,
and not to
provide
assurance on
the internal
control.

The
management of
PaineWebber
Cashfund, Inc.
is responsible
for establishing
and maintaining
internal control.
In fulfilling this
responsibility,
estimates and
judgments by
management
are required to
assess the
expected
benefits and
related costs of
controls.
Generally,
controls that are
relevant to an
audit pertain to
the entity's
objective of
preparing
financial
statements for
external
purposes that
are fairly
presented in
conformity with
generally
accepted
accounting
principles.
Those controls
include the
safeguarding of
assets against
unauthorized
acquisition, use
or disposition.

Because of
inherent
limitations in
internal control,
errors or fraud
may occur and
not be detected.
Also, projection
of any
evaluation of
internal control
to future
periods is
subject to the
risk that it may
become
inadequate
because of
changes in
conditions or
that the
effectiveness of
the design and
operation may
deteriorate.

Our
consideration of
internal control
would not
necessarily
disclose all
matters in
internal control
that might be
material
weaknesses
under standards
established by
the American
Institute of
Certified Public
Accountants.  A
material
weakness is a
condition in
which the
design or
operation of
one or more of
the specific
internal control
components
does not reduce
to a relatively
low level the
risk that errors
or fraud in
amounts that
would be
material in
relation to the
financial
statements
being audited
may occur and
not be detected
within a timely
period by
employees in
the normal
course of
performing
their assigned
functions.
However, we
noted no
matters
involving
internal control
and its
operation,
including
controls for
safeguarding
securities, that
we consider to
be material
weaknesses as
defined above
at March 31,
1999.

This report is
intended solely
for the
information and
use of the
shareholders,
board of
directors and
management of
PaineWebber
Cashfund, Inc.
and the
Securities and
Exchange
Commission
and is not
intended to be
and should not
be used by
anyone other
than these
specified
parties.




                                        ERNST
& YOUNG
LLP

May 14, 1999